LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated January 9, 2017

to the Prospectus Dated May 1, 2016

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Eaton Vance VT Large-Cap Value Fund (the “Fund”), this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

On December 13, 2016, the Board of Trustees of Eaton Vance Variable Trust voted to liquidate and terminate the Eaton Vance VT Large-Cap Value Fund (the “Fund”). It is anticipated that the Fund will be liquidated on or about April 30, 2017.

In preparation for this liquidation, effective January 13, 2017, Midland National will close the Eaton Vance VT Large-Cap Value Fund to all investors, including: (i) all new allocations of premiums from new contract owners into the Fund, and (ii) incoming transfers of account value from current contract owners investing in the Eaton Vance VT Large-Cap Value Fund.

Under Separate Account Investment Options, the following Fund will be closed to all investors as of January 13, 2017 and the Fund will be liquidated on or about April 30, 2017.

Eaton Vance VT Large-Cap Value Fund

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following Fund will be closed to all investors as of January 13, 2017 and the Fund will be liquidated on or about April 30, 2017.

Eaton Vance VT Large-Cap Value Fund	Seeks total return.	Eaton Vance Management

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

Please retain this supplement for future reference.